UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2018

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of principal executive offices) (Zip code)

(201) 363-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On April 6, 2018, ORBCOMM Inc. (“ORBCOMM” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as representative of the underwriters listed on Schedule I to the Underwriting Agreement (the “Underwriters”), in connection with the Company’s issuance and sale of 3,450,000 shares (including 450,000 shares being issued and sold pursuant to the exercise of the Underwriters’ option) of common stock, par value $0.001 per share, of the Company (the “Shares”) in an underwritten registered public offering pursuant to the registration statement on Form S-3 (Registration No. 333-203186) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission and the prospectus dated April 14, 2015, as supplemented by the final prospectus supplement dated April 6, 2018.

The Underwriting Agreement contains representations, warranties and agreements of the Company, conditions to closing, indemnification and contribution rights and obligations of the parties, termination provisions and other terms and conditions, in each case, that are customary in agreements of this type. The issuance and sale of the Shares closed on April 10, 2018. The net proceeds to the Company from the offering, after deducting Underwriters’ discounts and commissions and other estimated offering expenses payable by the Company, were approximately $28 million.

The above description of certain terms and conditions of the Underwriting Agreement is qualified by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1, and is incorporated herein by reference.

In connection with the offering and sale of the Shares, the Company is also filing as Exhibit 5 and 23 hereto an opinion and consent of counsel with respect to the Shares. Such opinion and consent are incorporated by reference into the Registration Statement.

Item 9.01	Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated April 6, 2018, between the Company and Raymond James & Associates, Inc., as representative of the several Underwriters listed on Schedule I to the Underwriting Agreement.

5.1	Opinion of Winston & Strawn LLP.

23.1	Consent of Winston & Strawn LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

	By:	/s/ Christian Le Brun
		Name:	Christian Le Brun
		Title:	Executive Vice President, General Counsel and Secretary

Date: April 12, 2018